As filed with the Securities and Exchange Commission on February 28, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: June 30
Date of reporting period: July 1, 2016 – December 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

DF DENT GROWTH FUNDS
TABLE OF CONTENTS
DECEMBER 31, 2016

DF Dent Premier Growth Fund
A Message to Our Shareholders	1
Management Discussion of Fund Performance	7
Performance Chart and Analysis	11
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17

DF Dent Midcap Growth Fund
Performance Chart and Analysis	18
Schedule of Investments	19
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24

DF Dent Small Cap Growth Fund
Performance Chart and Analysis	25
Schedule of Investments	26
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	31

DF Dent Growth Funds
Notes to Financial Statements	32
Additional Information	37

DF DENT GROWTH FUNDS
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2016

Dear Fellow Shareholders,
Performance for the three DF Dent Growth Funds is detailed in the table below.
Performance (for periods ending 12/31/2016)
	DF Dent Premier Growth			DF Dent Midcap Growth		DF Dent Small Cap Growth
Benchmark	S&P 500			Russell Midcap Growth		Russell 2000 Growth
6 Months
Fund	+	3.31%		+	1.39%	+	7.83%
Benchmark	+	7.82%		+	5.07%	+	13.12%
Fund vs Benchmark	-	4.51%		-	3.68%	-	5.29%

12 Months
Fund	+	2.43%		+	4.24%	+	16.45%
Benchmark	+	11.96%		+	7.33%	+	11.32%
Fund vs Benchmark	-	9.53%		-	3.09%	+	5.13%

5 Years
Fund	+	11.31	%*	+	12.60%*		N/A
Benchmark	+	14.66	%*	+	13.51%*		N/A
Fund vs Benchmark	-	3.35	%*	-	0.91%*		N/A

10 Years
Fund	+	6.69	%*		N/A		N/A
Benchmark	+	6.95	%*		N/A		N/A
Fund vs Benchmark	-	0.26	%*		N/A		N/A

Since Inception
Fund	+	7.44	%*	+	10.58%*	+	7.63%*
Benchmark	+	6.21	%*	+	9.71%*	+	6.99%*
Fund vs Benchmark	+	1.23	%*	+	0.87%*	+	0.64%*
* annualized

Cumulative Since Inception
Fund	+	203.44%		+	73.91%	+	26.20%
Benchmark	+	153.96%		+	66.46%	+	23.85%
Fund vs Benchmark	+	49.48%		+	7.45%	+	2.35%
Inception Date	07/16/2001			07/01/2011		11/01/2013

N/A- Periods which exceed the life of the particular fund.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the current prospectus, the DF Dent Premier Growth Fund's and DF Dent Midcap Growth Fund's annual operating expense ratios (gross) are 1.22% and 1.82%, respectively. However, D.F. Dent and Company (the Funds' "Adviser") has contractually agreed to waive a portion of its fees and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses,

1	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2016

and extraordinary expenses) (net) to 1.10% on the first $150 million in Fund net assets. This agreement is in effect through October 31, 2019. As stated in the current prospectus, the DF Dent Small Cap Growth Fund's annual operating expense ratio (gross) is 3.60%. However, the Adviser has contractually agreed to waive a portion of its fees and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) (net) to 1.25% through October 31, 2019. These expense caps may be changed or eliminated prior to their expiration date only with the consent of the Board of Trustees. Both the DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund charge a 2.00% redemption fee on shares redeemed within 60 days of purchase. Fund performance returns shown do not reflect fees; if reflected, the returns would have been lower. Returns greater than one year are annualized.
The DF Dent Premier Growth Fund's (your or the "Fund") underperformance occurred mostly in the fourth calendar quarter of 2016, specifically in the eight weeks after the election. The equity markets advanced in late 2016 as investors responded positively to the perception of the incoming administration's pro-growth economic agenda. Proposed corporate tax cuts, reduced regulation, and a large increase in infrastructure spending were all viewed positively, but it will take time for these changes to be enacted, and their impact on the economy will come with a lag. Consequently your Fund's Adviser views the 2016 year-end rally as having gotten somewhat ahead of reality.
Banks and energy companies led this year-end rally. As a growth fund, we have not seen these as long-term growth industries. The cycle swung decidedly to value in 2016 which outperformed growth as measured by the Russell Value 3000 return of +18.4% versus +7.4% for the Russell 3000 Growth.
The best performing segments of the market were low-quality and low-growth, the opposite of what D.F. Dent looks for in investments. In a low-quality, value driven rally, we would expect to underperform in the short term. As an example, within the S&P 500 on a price return basis, the fastest growth quintile was +4.2% for the year while the slowest growth quintile was +20.3%. We want to own high-quality companies led by excellent management teams that are growing their earnings faster than the market. This will not work every quarter and every year but has been a profitable strategy over time. Each of the Premier Growth Fund, the Mid Cap Fund and Small Cap Fund has outperformed its benchmark since inception, as seen above.
Themes
The Adviser seeks to identify major socio-economic trends which are ongoing and impact multiple industries. Industrial diversification is fine to a point, but major underlying trends which reach across many different industries are key elements of long term sustained growth. Your Fund is structured to participate in the following ongoing major investment themes:
1.	Electronic payments displacing cash/checks globally:
 Discover Financial Services (DFS), Visa Inc. (V), MasterCard (MA)

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DF DENT GROWTH FUNDS
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2016

2.	Software improving legacy industries:
Blackbaud Inc. (BLKB), CoStar Group (CSGP), Tyler Tech Inc. (TYL), ANSYS (ANSS)
3.	Consumer businesses that are enhanced – not disintermediated – by technology and e-commerce:
CarMax Inc. (KMX), IMAX Corp. (IMAX), LKQ Corp. (LKQ), Signet Jewelers Ltd. (SIG)
4.	Non-Bank Financials leveraged to information/data analytics:
Markel Corp. (MKL), Moody's Corp. (MCO), S&P Global Inc. (SPGI), SEI Investments Co. (SEIC),
Verisk Analytics Inc. (VRSK)
5.	Advanced Technologies shaping the next generation of healthcare:
Illumina Inc. (ILMN), Intuitive Surgical Inc. (ISRG)

In Theme #3, the emphasis is on companies which are less vulnerable to online competition, thus "not disintermediated," by the likes of Amazon and eBay. In order to participate in online retailing, your Fund took a 2.23% position in Amazon late in the year. In addition to its online retailing juggernaut, Amazon Web Services (AWS) holds the leading position in cloud computing, a growing business.
In Theme #5, both Illumina and Intuitive Surgical sold off following the election on fears that the dismantling of the Affordable Care Act (aka Obamacare) would impinge upon health care spending, specifically hospital and research capital spending. Since then, both stocks have recovered smartly in response to specific company announcements, a new high-end sequencing instrument from Illumina and accelerating procedure growth from Intuitive Surgical. Both in our opinion are examples that fundamentals ultimately rule despite short-term market volatility.
Expense Management
Your Fund's Adviser, D.F. Dent and Company, has again agreed to maintain your Fund's expense ratio at a net 1.10% on the first $150 million of net assets and 0.90% on net assets exceeding $150 million through October 31, 2019 by reimbursing expenses and waiving management fees.
Brokerage trading commissions were slightly less than $.01 per share of the DF Dent Premier Growth Fund for the entire year of 2016.

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DF DENT GROWTH FUNDS
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2016

Portfolio Turnover
For the calendar year 2016, portfolio turnover was 18.54%, fairly normal for your Fund and significantly below industry norms.
Management Ownership of Fund
The Adviser's retirement plan, employees and related family members of the Adviser collectively own 19% of the Fund as well as 27% and 56% of the DF Dent Midcap and DF Dent Small Cap Funds respectively. The Fund is the largest investment of the Adviser's retirement plan (at 24.2% of the retirement plan's assets). 31.9% of the Adviser's retirement plan is invested in the three DF Dent Funds. We doubt many advisers can demonstrate this level of conviction and alignment with shareholders in their funds.
Asset Allocation
Year-end DF Dent Premier Growth Fund asset allocation by market capitalization for the past seven years was:
	12/31/10*	12/31/11*	12/31/12*	12/31/13*	12/31/14*	12/31/15*	12/31/16*
Large Capitalization	54.7%	49.4%	55.0%	75.4%	67.1%	53.7%	61.2%
Mid Capitalization	35.9%	38.0%	36.8%	22.5%	30.5%	32.5%	28.1%
Small Capitalization	7.8%	12.4%	7.8%	1.8%	1.8%	13.2%	10.2%
Reserve Funds	1.6%	0.2%	0.4%	0.3%	0.6%	0.6%	0.5%
Total Fund	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

* Percentages calculated based on total value of investments.
From the Fund's inception 07/16/2001 through 06/30/2014, your Adviser used a market capitalization range of $1.5 to $7.0 billion to define mid capitalization companies, with companies below and above this range representing small and large caps respectively. In recent reports, we have discussed adjusting this range upwards to reflect the overall increase of market capitalization levels over the past 15 years. In the Fund's most recent Prospectus (11/01/2016), we increased the market capitalization range of mid cap to $3.0 to $12.0 billion, thereby defining companies below and above this range as small cap and large cap, respectively.
Commentary
With the election over and having delivered surprising investor euphoria in certain sectors, what might investors focus on going forward? We believe the Administration and Congress are going to pursue a pro-growth agenda that should be favorable for American business. However, anticipation and reality are often two different things. We expect a lot of negotiation and time to pass before the net result of the new President's proposed agenda works its way into law. As is often said, the devil is in the details. In the meantime there are some headwinds that could temper the market's recent enthusiasm.

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DF DENT GROWTH FUNDS
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2016

Since the market bottom in 2009, financial assets have been great beneficiaries of all the liquidity the world's central banks have been providing. Who would ever have thought about negative interest rates in developed economies? The likely effect of any change from the current state of affairs should not be underestimated. Interest rates are going up and liquidity on a rate-of-change basis will not be as plentiful. Old-timers in the business might remember the great Edson Gold who had a phrase "Three steps and a stumble." This meant that three increases in interest rates should be a warning that any bull market could be getting long in the tooth. Some time in 2017, the Fed will likely raise interest rates for the third time in this economic cycle. It doesn't mean markets will fall off a cliff, but it does lend itself to a bit of investor caution.
To the extent the new Administration is successful in accelerating the growth rate of the economy, that is good for the country---"a rising tide lifts all boats." Obviously, that growth along with reduced taxes and less regulation will be good for corporate profits. Keep in mind, however, that business's share of income has come at the expense of labor's share this cycle as corporate profit margins are at extremely high levels. With the country's move towards populism, this is likely to change. Some of the liquidity that has been sloshing around the financial markets for the last eight years may wind up in real economic activity leaving a little bit less for financial assets. Not a bad tradeoff, but again it might temper the positive influence of a rising economy and rising profits on the stock market.
Lastly, there have been comparisons made between the Trump election and the Reagan presidency and what that meant for financial markets back in the '80s. We find little worthwhile in that perspective. Interest rates and inflation then were at all-time highs and about to decline while the exact opposite exists today. Then Reagan inherited a stock market that had gone nowhere for 12 years and had low valuations, while today we are at all-time highs and have above-average valuations.
We will be no better than others in trying to predict what a Trump presidency will look like over the next four years. We can only try to balance risk and reward in what is likely to be a more volatile period given some of the cross currents to which we have alluded. As Warren Buffet was quoted as saying recently, "The stock market will be higher 10, 20, 30 years from now. It would have been with Hillary and it will be with Trump" (Wall Street Journal, December 5, 2016). We will continue to do what has served our clients well over the long-term: Strive to invest in high quality growth companies led by excellent management teams with superior capital allocation skills.
As in the past, we appreciate your investment in our Funds and will continue to work diligently for you, our shareholders.

Respectively Submitted,

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DF DENT GROWTH FUNDS
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2016

IMPORTANT INFORMATION:
The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Investing involves risks, including the possible loss of principal. The DF Dent Premier Growth Fund may invest in small and medium size companies. Investments in these companies, especially smaller companies, carry greater risk than is customarily associated with larger companies for various reasons such as increased volatility of earnings and prospects, narrower markets, limited financial resources and less liquid stock.
The DF Dent Midcap Growth Fund ("Midcap Fund") also invests in small and medium size companies. With non-diversification risk, the Midcap Fund will typically invest in securities of a small group of issuers, which exposes the Midcap Fund to greater market risk. Investing in American Depositary Receipts (ADRs) carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Midcap Fund is also subject to other risks, such as Real Estate Investment Trusts (REIT) risk with possible real estate market declines, which are detailed in the Midcap Fund's prospectus.
The DF Dent Small Cap Growth Fund ("Small Cap Fund") invests in small size companies, which carry greater risk than is customarily associated with larger, more established companies. With non-diversification risk, the Small Cap Fund will typically invest in securities of a small group of issuers, which exposes the Small Cap Fund to greater market risk. Investing in ADRs carries risks of political and financial instability, less liquidity and greater volatility, as well as risks associated with the lack of reliable accounting and financial information. The Small Cap Fund is also subject to other risks, such as REIT risk with possible real estate market declines, which are detailed in the Small Cap Fund's prospectus.
The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell Small Cap Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

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DF DENT GROWTH FUNDS
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2016

Recent Performance
For the year ending December 31, 2016 DF Dent Premier Growth Fund (the "Fund") experienced a total return of +2.43% versus a total return of +11.96% for the S&P 500 Index (the "Index"), the benchmark we use for performance comparisons. Performance versus the Index for various periods ending December 31, 2016 was as follows:
Period Ending 12/31/2016	DF Dent Premier Growth Fund		S&P 500 Index		Outperformance (Underperformance)
Six Months	+	3.31%	+	7.82%	-	4.51%
Twelve Months	+	2.43%	+	11.96%	-	9.53%
Five Years (annualized)	+	11.31%	+	14.66%	-	3.35%
Five Years (cumulative)	+	70.86%	+	98.18%	-	27.32%
Ten Years (annualized)	+	6.69%	+	6.95%	-	0.26%
Ten Years (cumulative)	+	91.10%	+	95.72%	-	4.62%
Since Inception (07/16/01) (annualized)	+	7.44%	+	6.21%	+	1.23%
Since Inception (07/16/01) (cumulative)	+	203.44%	+	153.96%	+	49.48%

Past performance is not indicative of future performance.
Underperformance of 9.53% for 2016 is clearly disappointing in anyone's book. We would point to three factors causing this unfavorable comparison:
1.
The S&P 500 Index simply had a very good year relative to most other benchmarks. "Why did the S&P 500 do so well?" one might ask. As written in recent shareholder reports, the massive flow of capital into index mutual funds and ETFs, which mimic the S&P 500, in the past year certainly benefited the Index. How much is difficult to say, but it has been very real with over $2 trillion invested in index mutual funds of which 31% was in the S&P 500 and another $2 trillion plus in ETFs which were largely indexed as reported in the 2016 Investment Company Institute Fact Book (page 44).

2.
Two Sectors, Financials and Energy, performed very well after the U.S. election due to investor perceptions of the new administration's economic policies and Saudi Arabia's announced intent not to increase oil production. Your Fund's growth strategy views the values of energy companies as too dependent upon a cyclical commodity, namely oil, which declined in price for two years before rallying in late 2016 for the reason just given. Within the Financial Sector, the Fund has been underweighted in banks, which also have underperformed for two years until the post-election bank rally. The Fund's only bank investment has been Discover Financial, which did perform very nicely after the election. However, four of the five companies your Fund holds in the Financial Sector are nonbank financial service companies. This stock selection hurt performance in late 2016.

3.
We made some mistakes, which have since been corrected but hurt performance in 2016. Biogen and PRA Group were in the five worst category which follows. Both positions have been eliminated. Stericycle, a hazard medical waste collector long considered as immune to fluctuations in the general economy,

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DF DENT GROWTH FUNDS
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2016

experienced pricing and margin pressures as well as acquisition integration challenges. The position has been reduced but not eliminated as your Adviser believes the stock has good recovery potential. Red Hat performed poorly in December as it reported a slight miss in its billings, some of which was attributable to a very large Navy contract awarded in January 2017 which had been forecasted to close in 2016. We still believe Red Hat's opportunity in open-source software is compelling. Lastly, Signet Jewelers experienced a decline in same store sales. Also, a rumor of "diamond switching," which was never verified, cast a cloud of uncertainty on the stock. We believe that Signet Jewelers at year end prices represents an attractive valuation within a market where such valuations are scarce.

Strong contributors to performance are listed later in this report under "Five Best Contributors". WageWorks benefited from strong earnings, the acquisition of ADP's consumer-directed health benefits business, and the ongoing increases in health insurance costs driving employees to higher deductible plans where Health Savings Accounts (HSAs) and Flexible Spending Accounts (FSAs) offer attractive tax benefits. Your Fund sold ExamWorks pursuant to a premium tender offer, realizing a respectable profit. Discover Financial (mentioned above), CarMax, and Transdigm Group all reported strong earnings resulting in good stock performance. Transdigm's $25 per share special dividend was a significant part of its good 2016 performance.
Trends and Strategies
Your Fund is structured by selecting leading, well-managed companies benefitting from specific trends being played out in the global economy. The preceding Letter to Shareholders includes a section entitled Themes, which identifies important trends in the economy and the specific portfolio companies that your Adviser believes are strategically positioned to benefit from those trends.
Sector Allocation and Attribution

The following bar chart presents the sector weightings of your Fund (DFDPX) versus the sector weightings of the Index as of December 31, 2016:

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DF DENT GROWTH FUNDS
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2016

The two most heavily over-weighted Sectors, Information Technology and Industrials, both underperformed the Index in 2016. Financials also underperformed in 2016. All three of these Sectors outperformed their respective Index Sectors in 2015. Red Hat, Tyler Technologies, and CoStar have all been good technology performers in prior years but surrendered some of those gains in 2016. The Fund did not have positions in Consumer Staples, Telecom Services, or Utilities. The absence of holdings in these three Sectors on a combined basis made a positive contribution to performance. The absence of Energy hurt performance in the last quarter of 2016 as prices rose in response to the Saudi announcement not to increase production, as previously mentioned. Avoiding Energy has been a benefit to performance, however, for the prior two years when energy prices were falling.
As previously mentioned, the Financials (mostly banks) and Energy Sectors performed well in the post-election rally in late 2016. Your Fund's underrepresentation there was detrimental to performance. However, your Adviser continues to believe these Sectors do not offer long term growth opportunities.
Your Fund has followed a policy of not investing in any derivative securities.
Best and Worst Performers
Five Best Contributors Investments	Fund Realized and Unrealized Appreciation and Income for the Year 2016	Fund Per Share As of 12/31/16
WageWorks, Inc.	$2,086,492	$0.38
ExamWorks Group, Inc.	1,017,525	0.18
Discover Financial Services	1,008,845	0.18
TransDigm Group, Inc.	939,728	0.17
CarMax, Inc.	929,878	0.15
	$5,982,468	$1.06

Five Poorest Contributors Investments	Fund Realized and Unrealized Loss and Income for the Year 2016	Fund Per Share As of 12/31/16
Stericycle, Inc.	$(1,552,171)	$(0.28)
Signet Jewelers, Ltd.	(1,073,134)	(0.19)
Red Hat, Inc.	(1,064,492)	(0.19)
Biogen, Inc.	(633,131)	(0.11)
IMAX Corp.	(511,903)	(0.09)
	$(4,834,831)	$(0.86)

Capital Gains Distribution Policy
As previously reported, it is the Adviser's policy to distribute all net realized capital gains in December of each year. On December 15, 2015, your Fund distributed a net capital gain of $19,330,439, or $3.32 per share, to

9	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
DECEMBER 31, 2016

shareholders. On December 15, 2016 another capital gain distribution of $5,832,194, or $1.08 per share was paid. Since inception (07/16/2001), your Fund has distributed a total of $33,165,291, or $5.17 per share in realized gains. Consequently, an original shareholder on July 16, 2001 who hypothetically invested $10 in a share of the Fund would have received $5.17 in capital gain distributions. An investor who hypothetically elected to receive these capital gain distributions in cash would have accumulated total value of $29.34 as of 12/31/16 ($5.17 of distributions + $24.17 net asset value). If that shareholder reinvested all the capital gain distributions in additional shares, the $10 investment would now be worth $30.34, or a 7.44% annual return versus 6.21% for the Index. The $1 difference represents the appreciation of the additional shares bought through reinvestment of the distributions. Although one cannot invest directly in an index, had the investor invested the same $10 in a similar investment to the Index on 07/16/2001, the investment would be worth only $25.40 on 12/31/16 excluding taxes in both cases.
FIVE LARGEST EQUITY HOLDINGS
December 31, 2016

Quantity	Security	Total Cost	Market Value	Percent of Net Assets of the Fund
103,000	Visa, Inc., Class A	$1,847,508	$8,036,060	5.98%
197,000	LKQ Corp.	2,458,370	6,038,050	4.49
32,500	Roper Technologies, Inc.	1,847,975	5,950,100	4.42
49,000	Ecolab, Inc.	2,519,683	5,743,780	4.27
44,000	Celgene Corp.	2,109,792	5,093,000	3.79
		$10,783,328	$30,860,990	22.95%

Note that all five companies above made the top holdings list because each more than doubled in value from its cost. The Adviser prefers to have an investment reach the largest holdings list through appreciation rather than committing large amounts of capital to any particular name. This strategy protects against magnified investment mistakes of investing too much in a company that performs poorly.
The views in this report were those of the Fund's Adviser as of December 31, 2016, and may not reflect the Adviser's views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of the report date. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in the Fund, they do not constitute investment or tax advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

10	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Premier Growth Fund (the "Fund") compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.22%. However, the Fund's adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement  (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.10% on the first $150 million in Fund net assets and to 0.90% on net assets exceeding the $150 million, through October 31, 2019. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

11	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

Shares	Security Description	Value

Common Stock - 99.7%
Consumer Discretionary - 15.0%
4,000	Amazon.com, Inc. (a)	$2,999,480
70,000	CarMax, Inc. (a)	4,507,300
106,000	IMAX Corp. (a)	3,328,400
197,000	LKQ Corp. (a)	6,038,050
35,000	Signet Jewelers, Ltd.	3,299,100
		20,172,330
Financials - 14.4%
55,000	Discover Financial Services	3,964,950
2,800	Markel Corp. (a)	2,532,600
46,000	Moody's Corp.	4,336,420
39,000	S&P Global, Inc.	4,194,060
87,000	SEI Investments Co.	4,294,320
		19,322,350
Health Care - 11.3%
14,000	Bio-Techne Corp.	1,439,620
44,000	Celgene Corp. (a)	5,093,000
20,000	Illumina, Inc. (a)	2,560,800
7,000	Intuitive Surgical, Inc. (a)	4,439,190
25,000	STERIS PLC	1,684,750
		15,217,360
Industrials - 19.8%
17,000	Exponent, Inc.	1,025,100
30,000	Fastenal Co.	1,409,400
42,000	Healthcare Services Group, Inc.	1,645,140
32,500	Roper Technologies, Inc.	5,950,100
16,000	Stericycle, Inc. (a)	1,232,640
13,000	TransDigm Group, Inc. (a)	3,236,480
51,200	Verisk Analytics, Inc. (a)	4,155,904
21,500	Wabtec Corp.	1,784,930
59,000	WageWorks, Inc. (a)	4,277,500
25,000	Waste Connections, Inc.	1,964,750
		26,681,944
Information Technology - 31.8%
6,400	Alphabet, Inc., Class C (a)	4,939,648
49,000	ANSYS, Inc. (a)	4,532,010
51,000	Blackbaud, Inc.	3,264,000
15,600	CoStar Group, Inc. (a)	2,940,444
58,000	Envestnet, Inc. (a)	2,044,500
33,400	MasterCard, Inc., Class A	3,448,550
67,000	PROS Holdings, Inc. (a)	1,441,840
68,000	Red Hat, Inc. (a)	4,739,600
105,000	Trimble, Inc. (a)	3,165,750
29,000	Tyler Technologies, Inc. (a)	4,140,330
103,000	Visa, Inc., Class A	8,036,060
		42,692,732
Materials - 4.3%
49,000	Ecolab, Inc.	5,743,780

Shares	Security Description	Value

Real Estate - 3.1%
40,000	American Tower Corp. REIT	$4,227,200

Total Common Stock (Cost $83,821,044)	134,057,696

Total Investments - 99.7% (Cost $83,821,044)*	$134,057,696
Other Assets & Liabilities, Net – 0.3%	418,607
Net Assets – 100.0%	$134,476,303

PLC Public Limited Company
REIT Real Estate Investment Trust
(a) Non-income producing security.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$50,723,654
Gross Unrealized Depreciation	(487,002)
Net Unrealized Appreciation	$50,236,652

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$134,057,696
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$134,057,696

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2016.

See Notes to Financial Statements.	12	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	15.0%
Financials	14.4%
Health Care	11.3%
Industrials	19.8%
Information Technology	31.8%
Materials	4.3%
Real Estate	3.1%
Other Assets & Liabilities, Net	0.3%
100.0%

See Notes to Financial Statements.	13	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
. Total investments, at value (Cost $83,821,044)	$134,057,696
Cash	686,762
Receivables:
Fund shares sold	325
Dividends and interest	65,776
Prepaid expenses	10,169
Total Assets	134,820,728

LIABILITIES
Accrued Liabilities:
Investment adviser fees	322,160
Trustees' fees and expenses	111
Fund services fees	11,068
Other expenses	11,086
Total Liabilities	344,425

NET ASSETS	$134,476,303

COMPONENTS OF NET ASSETS
Paid-in capital	$80,845,670
Accumulated net investment loss	(369,056)
Accumulated net realized gain	3,763,037
Net unrealized appreciation	50,236,652
NET ASSETS	$134,476,303
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,563,701
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$24.17

See Notes to Financial Statements.	14	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,610) .	$821,672
Interest income	200
Total Investment Income	821,872

EXPENSES
Investment adviser fees	727,596
Fund services fees	100,987
Custodian fees	7,640
Registration fees	8,841
Professional fees	24,097
Trustees' fees and expenses	6,432
Miscellaneous expenses	17,189
Total Expenses	892,782
Fees waived and expenses reimbursed	(92,841)
Net Expenses	799,941

NET INVESTMENT INCOME	21,931

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	8,588,884
Net change in unrealized appreciation (depreciation) on investments	(3,615,137)
NET REALIZED AND UNREALIZED GAIN	4,973,747
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,995,678

See Notes to Financial Statements.	15	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2016	For the Year Ended June 30, 2016
OPERATIONS
Net investment income (loss)	$21,931	$(819,867)
Net realized gain	8,588,884	6,952,199
Net change in unrealized appreciation (depreciation)	(3,615,137)	(9,609,670)
Increase (Decrease) in Net Assets Resulting from Operations	4,995,678	(3,477,338)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(5,832,194)	(19,330,439)

CAPITAL SHARE TRANSACTIONS
Sale of shares	436,541	4,257,020
Reinvestment of distributions	4,628,170	15,030,720
Redemption of shares	(16,754,661)	(23,413,211)
Decrease in Net Assets from Capital Share Transactions	(11,689,950)	(4,125,471)
Decrease in Net Assets	(12,526,466)	(26,933,248)

NET ASSETS
Beginning of Period	147,002,769	173,936,017
End of Period (Including line (a))	$134,476,303	$147,002,769

SHARE TRANSACTIONS
Sale of shares	17,227	164,264
Reinvestment of distributions	187,299	614,502
Redemption of shares	(660,694)	(900,483)
Decrease in Shares	(456,168)	(121,717)

(a) Accumulated net investment loss	$(369,056)	$(390,987)

See Notes to Financial Statments.	16	DF DENT GROWTH FUNDS

DF DENT PREMIER GROWTH FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended June 30,
	December 31, 2016		2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning
of Period	$24.42		$28.32	$26.17	$21.54	$17.73	$17.60
INVESTMENT OPERATIONS
Net investment income
(loss) (a)	—	(b)	(0.13)	(0.10)	(0.08)	(0.01)	(0.05)
Net realized and unrealized
gain (loss)	0.83		(0.45)	2.25	4.71	3.82	0.18
Total from Investment
Operations	0.83		(0.58)	2.15	4.63	3.81	0.13
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	(1.08)		(3.32)	—	—	—	—
NET ASSET VALUE, End
of Period	$24.17		$24.42	$28.32	$26.17	$21.54	$17.73
TOTAL RETURN	3.31	%(c)	(2.06)%	8.22%	21.49%	21.49%	0.74%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$134,476	$147,003		$173,936	$199,409	$174,808	$148,886
Ratios to Average Net Assets:
Net investment income (loss)	0.03	%(d)	(0.52)%	(0.38)%	(0.31)%	(0.05)%	(0.28)%
Net expenses	1.10	%(d)	1.09%	1.06%	1.05%	1.09%	1.10%
Gross expenses (e)	1.22	%(d)	1.22%	1.20%	1.20%	1.26%	1.29%
PORTFOLIO TURNOVER RATE	7	%(c)	20%	25%	25%	19%	14%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statments.	17	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the DF Dent Midcap Growth Fund (the "Fund") compared with the performance of the benchmark, the Russell Midcap Growth Index ("Russell Midcap Growth"), since inception. The Russell Midcap Growth measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Russell Midcap Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell Midcap Growth does not include expenses. The Fund is professionally managed, while the Russell Midcap Growth is unmanaged and is not available for investment.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.82%. However, the Fund's adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement  (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.10% on the first $150 million in net assets and 0.90% on net assets exceeding $150 million, through October 31, 2019. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

18	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

Shares	Security Description	Value

Common Stock - 97.6%
Consumer Discretionary - 15.7%
15,978	CarMax, Inc. (a)	$1,028,823
26,330	IMAX Corp. (a)	826,762
56,738	LKQ Corp. (a)	1,739,020
7,569	Signet Jewelers, Ltd.	713,454
		4,308,059
Financials - 12.7%
15,267	CBRE Group, Inc., Class A (a)	480,758
909	Markel Corp. (a)	822,190
11,164	Moody's Corp.	1,052,430
23,121	SEI Investments Co.	1,141,253
		3,496,631
Health Care - 10.6%
26,783	AAC Holdings, Inc. (a)	193,909
5,732	Bio-Techne Corp.	589,422
5,299	Illumina, Inc. (a)	678,484
1,320	Intuitive Surgical, Inc. (a)	837,104
9,142	STERIS PLC	616,079
		2,914,998
Industrials - 27.9%
10,173	Exponent, Inc.	613,432
5,005	Fastenal Co.	235,135
14,088	Healthcare Services Group, Inc.	551,827
8,008	Roper Technologies, Inc.	1,466,105
7,638	Stericycle, Inc. (a)	588,431
1,710	TransDigm Group, Inc. (a)	425,722
14,908	Verisk Analytics, Inc. (a)	1,210,082
7,355	Wabtec Corp.	610,612
14,112	WageWorks, Inc. (a)	1,023,120
11,963	Waste Connections, Inc.	940,172
		7,664,638
Information Technology - 23.7%
11,656	ANSYS, Inc. (a)	1,078,064
8,110	Blackbaud, Inc.	519,040
4,140	CoStar Group, Inc. (a)	780,349
13,461	Envestnet, Inc. (a)	474,500
30,233	PROS Holdings, Inc. (a)	650,614
16,566	Red Hat, Inc. (a)	1,154,650
30,497	Trimble, Inc. (a)	919,485
6,477	Tyler Technologies, Inc. (a)	924,721
		6,501,423
Materials - 3.8%
9,006	Ecolab, Inc.	1,055,683

Shares	Security Description	Value

Telecommunication Services - 3.2%
8,434	SBA Communications Corp., Class A (a)	$870,895

Total Common Stock (Cost $21,953,425)	26,812,327

Total Investments - 97.6% (Cost $21,953,425)*	$26,812,327
Other Assets & Liabilities, Net – 2.4%	648,616
Net Assets – 100.0%	$27,460,943

PLC Public Limited Company
(a) Non-income producing security.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$5,534,954
Gross Unrealized Depreciation	(676,052)
Net Unrealized Appreciation	$4,858,902

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$26,812,327
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$26,812,327

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2016.

See Notes to Financial Statements.	19	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	15.7%
Financials	12.7%
Health Care	10.6%
Industrials	27.9%
Information Technology	23.7%
Materials	3.8%
Telecommunication Services	3.2%
Other Assets & Liabilities, Net	2.4%
100.0%

See Notes to Financial Statements.	20	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
. Total investments, at value (Cost $21,953,425)	$26,812,327
Cash	695,030
Receivables:
Dividends and interest	10,187
Prepaid expenses	3,691
Total Assets	27,521,235

LIABILITIES
Accrued Liabilities:
Investment adviser fees	39,303
Trustees' fees and expenses	203
Fund services fees	9,003
Other expenses	11,783
Total Liabilities	60,292

NET ASSETS	$27,460,943

COMPONENTS OF NET ASSETS
Paid-in capital	$23,072,833
Accumulated net investment loss	(130,198)
Accumulated net realized loss	(340,594)
Net unrealized appreciation	4,858,902
NET ASSETS	$27,460,943
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,763,826
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$15.57
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	21	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $487) .	$93,967
Interest income	449
Total Investment Income	94,416

EXPENSES
Investment adviser fees	134,769
Fund services fees	68,311
Custodian fees	2,630
Registration fees	4,117
Professional fees	14,079
Trustees' fees and expenses	3,432
Miscellaneous expenses	9,505
Total Expenses	236,843
Fees waived and expenses reimbursed	(88,597)
Net Expenses	148,246

NET INVESTMENT LOSS	(53,830)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(134,204)
Net change in unrealized appreciation (depreciation) on investments	496,007
NET REALIZED AND UNREALIZED GAIN	361,803
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$307,973

See Notes to Financial Statements.	22	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2016	For the Year Ended June 30, 2016
OPERATIONS
Net investment loss	$(53,830)	$(156,762)
Net realized gain (loss)	(134,204)	242,086
Net change in unrealized appreciation (depreciation)	496,007	(541,009)
Increase (Decrease) in Net Assets Resulting from Operations	307,973	(455,685)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	(24,720)	(677,047)

CAPITAL SHARE TRANSACTIONS
Sale of shares	3,617,766	2,595,222
Reinvestment of distributions	24,642	674,372
Redemption of shares	(427,997)	(930,371)
Increase in Net Assets from Capital Share Transactions	3,214,411	2,339,223
Increase in Net Assets	3,497,664	1,206,491

NET ASSETS
Beginning of Period	23,963,279	22,756,788
End of Period (Including line (a))	$27,460,943	$23,963,279

SHARE TRANSACTIONS
Sale of shares	230,013	176,331
Reinvestment of distributions	1,551	45,199
Redemption of shares	(27,096)	(61,269)
Increase in Shares	204,468	160,261

(a) Accumulated net investment loss	$(130,198)	$(76,368)

See Notes to Financial Statements.	23	DF DENT GROWTH FUNDS

DF DENT MIDCAP GROWTH FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December		For the Years Ended June 30,				July 1, 2011 (a) through June 30,
	31, 2016		2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning
of Period	$15.37		$16.27	$15.46	$13.01	$10.32	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.03)		(0.11)	(0.10)	(0.09)	(0.04)	(0.05)
Net realized and unrealized
gain (loss)	0.24		(0.31)	1.57	3.06	2.73	0.37
Total from Investment
Operations	0.21		(0.42)	1.47	2.97	2.69	0.32
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	(0.01)		(0.48)	(0.66)	(0.52)	—	—
REDEMPTION FEES (b)	—		—	—	— (c)	—	—
NET ASSET VALUE, End
of Period	$15.57		$15.37	$16.27	$15.46	$13.01	$10.32
TOTAL RETURN	1.39	%(d)	(2.49)%	9.97%	22.95%	26.07%	3.20	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$27,461	$23,963		$22,757	$16,032	$9,679	$6,423
Ratios to Average Net Assets:
Net investment loss	(0.40	)%(e)	(0.71)%	(0.65)%	(0.63)%	(0.38)%	(0.55	)%(e)
Net expenses	1.10	%(e)	1.10%	1.10%	1.10%	1.10%	1.10	%(e)
Gross expenses (f)	1.75	%(e)	1.82%	1.84%	2.08%	1.86%	3.45	%(e)
PORTFOLIO TURNOVER RATE	16	%(d)	29%	45%	32%	35%	24	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	24	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in DF Dent Small Cap Growth Fund (the "Fund") compared with the performance of the benchmark, the Russell 2000 Growth Index ("Russell 2000 Growth"), since inception. The Russell 2000 Growth, the Fund's primary performance benchmark, measures the performance of those Russell 2000 Growth companies with higher price-to-value ratios and higher forecasted growth values. The total return of the Russell 2000 Growth includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell 2000 Growth does not include expenses. The Fund is professionally managed, while the Russell 2000 Growth is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 233-3368. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 3.60%. However, the Fund's adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses to limit Total Annual Fund Operating ExpensesAfter Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.25%, through October 31, 2019. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

25	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

Shares	Security Description	Value

Common Stock - 97.4%
Consumer Discretionary - 17.3%
1,212	Carter's, Inc.	$104,705
2,169	Chuy's Holdings, Inc. (a)	70,384
1,021	Drew Industries, Inc.	110,013
4,944	Duluth Holdings, Inc., Class B (a)	125,578
23,518	Good Times Restaurants, Inc. (a)	74,082
7,419	IMAX Corp. (a)	232,956
5,470	Liberty TripAdvisor Holdings, Inc., Class A (a)	82,323
2,417	Lithia Motors, Inc., Class A	234,038
3,788	Monro Muffler Brake, Inc.	216,674
5,321	National CineMedia, Inc.	78,378
1,731	Wayfair, Inc., Class A (a)	60,671
4,395	Zoe's Kitchen, Inc. (a)	105,436
		1,495,238
Consumer Staples - 3.9%
2,672	Calavo Growers, Inc.	164,061
17,461	Inventure Foods, Inc. (a)	171,991
		336,052
Energy - 0.5%
1,062	Oil States International, Inc. (a)	41,418

Financials - 9.4%
1,386	Glacier Bancorp, Inc.	50,215
4,837	OneBeacon Insurance Group, Ltd., Class A	77,634
5,507	PRA Group, Inc. (a)	215,324
1,487	ProAssurance Corp.	83,569
810	The Navigators Group, Inc.	95,378
6,301	WSFS Financial Corp.	292,051
		814,171
Health Care - 13.4%
11,354	AAC Holdings, Inc. (a)	82,203
388	Atrion Corp.	196,794
1,241	Bio-Techne Corp.	127,612
1,881	DexCom, Inc. (a)	112,296
3,662	HealthStream, Inc. (a)	91,733
1,351	Mesa Laboratories, Inc.	165,835
2,073	National HealthCare Corp.	157,113
4,639	Novadaq Technologies, Inc. (a)	32,890
1,887	STERIS PLC	127,165
3,789	Teladoc, Inc. (a)	62,518
		1,156,159

Shares	Security Description	Value

Industrials - 21.1%
2,015	Beacon Roofing Supply, Inc. (a)	$92,831
2,685	Colfax Corp. (a)	96,472
4,841	Douglas Dynamics, Inc.	162,900
2,591	Exponent, Inc.	156,237
691	Genesee & Wyoming, Inc., Class A (a)	47,962
5,477	Healthcare Services Group, Inc.	214,534
3,515	HEICO Corp., Class A	238,669
1,010	MSC Industrial Direct Co., Inc.	93,314
6,231	Rexnord Corp. (a)	122,065
2,644	SiteOne Landscape Supply, Inc. (a)	91,826
1,672	The Advisory Board Co. (a)	55,594
1,805	The Middleby Corp. (a)	232,502
2,959	WageWorks, Inc. (a)	214,528
		1,819,434
Information Technology - 31.8%
2,339	3D Systems Corp. (a)	31,085
2,411	Blackbaud, Inc.	154,304
2,976	Blackline, Inc. (a)	82,227
955	BroadSoft, Inc. (a)	39,394
10,926	Computer Modelling Group, Ltd.	74,134
5,752	CoreLogic, Inc. (a)	211,846
955	CoStar Group, Inc. (a)	180,008
3,108	Ellie Mae, Inc. (a)	260,078
6,852	Envestnet, Inc. (a)	241,533
6,368	EVERTEC, Inc.	113,032
3,694	Guidewire Software, Inc. (a)	182,225
1,537	John Bean Technologies Corp.	132,105
420	Littelfuse, Inc.	63,743
1,413	NVE Corp.	100,931
10,170	PROS Holdings, Inc. (a)	218,858
1,824	Shutterfly, Inc. (a)	91,528
2,060	SPS Commerce, Inc. (a)	143,973
390	The Ultimate Software Group, Inc. (a)	71,117
2,420	Tyler Technologies, Inc. (a)	345,503
		2,737,624

Total Common Stock (Cost $7,214,824)	8,400,096

Total Investments - 97.4% (Cost $7,214,824)*	$8,400,096
Other Assets & Liabilities, Net – 2.6%	223,024
Net Assets – 100.0%	$8,623,120

PLC Public Limited Company
(a) Non-income producing security.

See Notes to Financial Statements.	26	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2016

* Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,549,758
Gross Unrealized Depreciation	(364,486)
Net Unrealized Appreciation	$1,185,272

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$8,400,096
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$8,400,096

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2016.

PORTFOLIO HOLDINGS
% of Net Assets
Consumer Discretionary	17.3%
Consumer Staples	3.9%
Energy	0.5%
Financials	9.4%
Health Care	13.4%
Industrials	21.1%
Information Technology	31.8%
Other Assets and Liabilities, Net	2.6%
100.0%

See Notes to Financial Statements.	27	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2016

ASSETS
. Total investments, at value (Cost $7,214,824)	$8,400,096
Cash	220,518
Receivables:
Dividends and interest	8,881
From investment adviser	11,196
Prepaid expenses	2,492
Total Assets	8,643,183

LIABILITIES
Accrued Liabilities:
Trustees' fees and expenses	123
Fund services fees	8,229
Other expenses	11,711
Total Liabilities	20,063

NET ASSETS	$8,623,120

COMPONENTS OF NET ASSETS
Paid-in capital	$7,604,890
Accumulated net investment loss	(13,207)
Accumulated net realized loss	(153,835)
Net unrealized appreciation	1,185,272
NET ASSETS	$8,623,120
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	695,701
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$12.39
*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	28	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $178) .	$37,630
Interest income	132
Total Investment Income	37,762

EXPENSES
Investment adviser fees	40,388
Fund services fees	66,102
Custodian fees	2,600
Registration fees	2,120
Professional fees	12,243
Trustees' fees and expenses	2,906
Miscellaneous expenses	8,682
Total Expenses	135,041
Fees waived and expenses reimbursed	(84,556)
Net Expenses	50,485

NET INVESTMENT LOSS	(12,723)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	219,267
Net change in unrealized appreciation (depreciation) on investments	391,865
NET REALIZED AND UNREALIZED GAIN	611,132
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$598,409

See Notes to Financial Statements.	29	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended December 31, 2016	For the Year Ended June 30, 2016
OPERATIONS
Net investment loss	$(12,723)	$(6,694)
Net realized gain (loss)	219,267	(365,704)
Net change in unrealized appreciation (depreciation)	391,865	160,741
Increase (Decrease) in Net Assets Resulting from Operations	598,409	(211,657)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	-	(66,101)

CAPITAL SHARE TRANSACTIONS
Sale of shares	589,281	2,544,250
Reinvestment of distributions	-	66,049
Redemption of shares	(98,565)	(180,814)
Redemption fees	547	-
Increase in Net Assets from Capital Share Transactions	491,263	2,429,485
Increase in Net Assets	1,089,672	2,151,727

NET ASSETS
Beginning of Period	7,533,448	5,381,721
End of Period (Including line (a))	$8,623,120	$7,533,448

SHARE TRANSACTIONS
Sale of shares	48,145	225,889
Reinvestment of distributions	-	6,105
Redemption of shares	(8,242)	(16,504)
Increase in Shares	39,903	215,490

(a) Accumulated net investment loss	$(13,207)	$(484)

See Notes to Financial Statements.	30	DF DENT GROWTH FUNDS

DF DENT SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended December 31, 2016		For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	November 1, 2013 (a) through June 30, 2014
NET ASSET VALUE, Beginning
of Period	$11.49		$12.22	$10.87	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.02)		(0.01)	(0.04)	(0.03)
Net realized and unrealized
gain (loss)	0.92		(0.61)	1.48	0.90
Total from Investment Operations	0.90		(0.62)	1.44	0.87
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net realized gain	—		(0.11)	(0.09)	—
REDEMPTION FEES (b)	—	(c)	—	—	—
NET ASSET VALUE, End of Period	$12.39		$11.49	$12.22	$10.87
TOTAL RETURN	7.83	%(d)	(5.06)%	13.41%	8.70	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$8,623	$7,533		$5,382	$2,356
Ratios to Average Net Assets:
Net investment loss	(0.31	)%(e)	(0.10)%	(0.39)%	(0.50	)%(e)
Net expenses	1.25	%(e)	1.25%	1.25%	1.25	%(e)
Gross expenses (f)	3.33	%(e)	3.60%	5.16%	10.69	%(e)
PORTFOLIO TURNOVER RATE	20	%(d)	39%	38%	37	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.
See Notes to Financial Statements.	31	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2016

Note 1. Organization
DF Dent Premier Growth Fund is a diversified portfolio of Forum Funds (the "Trust") and DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund (individually, a "Fund" and, collectively the "Funds") are non-diversified portfolios of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. DF Dent Premier Growth Fund, DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund commenced operations on July 16, 2001, July 1, 2011, and November 1, 2013, respectively. The Funds seek long-term capital appreciation.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Fund believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser, as defined in Note 4, to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee

32	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2016

 performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of December 31, 2016, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Funds are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to
33	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2016

a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems shares of DF Dent Midcap Growth Fund and DF Dent Small Cap Growth Fund within 60 days of purchase may incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for each Funds, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes each Fund may concentrate cash with each Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of December 31, 2016, DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund held $436,762 and $445,030, respectively as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – D.F. Dent and Company, Inc. (the "Adviser") is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from each Fund at an annual rate of 1.00% of each Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.

34	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2016

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman). The Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
Note 5. Expenses Reimbursed and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and/or reimburse expenses through October 31, 2019, for DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund, to the extent that total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) exceed 1.10% on the first $150 million of net assets and to the extent that annual operating expenses exceed 0.90% on net assets exceeding $150 million of each Fund. The Adviser has also contractually agreed to waive a portion of its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 1.25% through October 31, 2019, for DF Dent Small Cap Growth Fund. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended December 31, 2016, fees waived and expenses reimbursed were as follows:
	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
DF Dent Premier Growth Fund	$61,364	$-	$31,477	$92,841
DF Dent Midcap Growth Fund	64,366	-	24,231	88,597
DF Dent Small Cap Growth Fund	40,388	20,226	23,942	84,556

Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2016, were as follows:
	Purchases	Sales
DF Dent Premier Growth Fund	$10,358,594	$28,620,295
DF Dent Midcap Growth Fund	6,784,260	4,266,471
DF Dent Small Cap Growth Fund	1,951,076	1,571,119

35	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2016

Note 7. Federal Income Tax
As of June 30, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
DF Dent Premier Growth Fund	$1,008,582	$(390,987)	$53,849,554	$54,467,149
DF Dent Midcap Growth Fund	24,713	(191,759)	4,271,903	4,104,857
DF Dent Small Cap Growth Fund	-	(354,432)	774,253	419,821

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to passive foreign investment holdings (PFICs) and wash sales.
For tax purposes, the prior year post-October loss was $115,391 for DF Dent Midcap Growth Fund (realized during the period November 1, 2015 through June 30, 2016), and the prior deferred late year ordinary loss was $390,987 and $76,368 for DF Dent Premier Growth Fund and DF Dent Midcap Growth Fund, respectively (realized during the period January 1, 2016 through June 30, 2016). These losses were recognized for tax purposes on the first business day of each Fund's current fiscal year, July 1, 2016.
As of December 31, 2016, the DF Dent Small Cap Growth Fund had $129,463 of available short-term capital loss carryforwards and $224,969 of available long-term capital loss carryforwards that have no expiration date.
Note 8. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Funds' financial statements and related disclosures.
Note 9. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

36	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
ADDITIONAL INFORMATION
DECEMBER 31, 2016

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (866) 233-3368 and on the SEC's website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 233-3368 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016, through December 31, 2016.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in
37	DF DENT GROWTH FUNDS

DF DENT GROWTH FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2016

comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2016	December 31, 2016	Period*	Ratio*
DF Dent Premier Growth Fund
Actual	$1,000.00	$1,033.12	$5.64	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
DF Dent Midcap Growth Fund
Actual	$1,000.00	$1,013.90	$5.58	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
DF Dent Small Cap Growth Fund
Actual	$1,000.00	$1,078.33	$6.55	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%

* Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.

38	DF DENT GROWTH FUNDS

Auxier Focus Fund

Semi-Annual Report

December 31, 2016
(Unaudited)

Fund Adviser:
Auxier Asset Management LLC
15668 NE Eilers Road
Aurora, Oregon 97002

Toll Free: (877) 3AUXIER or (877) 328-9437

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2016

Donald Trump's November 8 election confounded most experts in Washington, D.C. and on Wall Street. Our stock and bond markets reacted decisively to Trump's proposed pro-growth agenda focused on stimulating the economy and domestic jobs. High on his policy wish list are tax cuts, rollbacks in onerous regulations, renegotiation of trade deals and a large increase in infrastructure spending promoting construction jobs. Infrastructure investment has dropped to under 14% of GDP vs. 48% in China. To incentivize business spending, Team Trump is talking of a one year expensing option for depreciable property. There is a push to lower taxes on individuals, corporations and capital gains. To pay for tax cuts, a 20% border tax on imports has been discussed as well as reduction in the deductibility of business interest. These policies appear very positive for new business formation, particularly of smaller ones.

The prospect of such aggressive fiscal stimulus may well have ended our 35-year bull market in bonds. Inflation fears are driving up interest rates as we close in on full employment and shortages of skilled workers, especially in construction. Since the election, over $1.8 trillion has been lost in government bonds, as prices of 10-year Treasuries slumped and yields spiked from 1.5% in August to over 2.5% after the election. Bonds face the double whammy of principal loss in a rising rate environment coupled with the loss of purchasing power. Ironically, bonds have been the most popular category of investment, attracting record flows into fixed income funds just as prices have hit historic highs. There is no way for investors to stay ahead of the rising cost of living with such low rates. Yet capital from abroad continues to pour in thanks to America's reputation for a strong rule of law and private property rights. Over $500 billion has exited China this past year, boosting that country's purchases of foreign real estate by 50%, with the US the biggest destination. The domestic housing market has been firm with home prices up 5.6% in the 12 months ended November 2016. The strongest markets were Seattle, Washington, up 10.4% and Portland, Oregon, up 10.1%. Partly due to the shortage of skilled labor, new housing construction is running 15% under historic trend. The market in the Northwest is showing signs of froth as we are seeing crazy bidding wars and "flipping" activity.

ANNUALIZED
	Inception *	Ten Year	Five Year	Three Year	One Year
Auxier Focus Fund Investor Class Shares	7.00%	5.87%	8.85%	4.32%	7.09%
S&P 500 Index	4.69%	6.95%	14.66%	8.87%	11.96%
CUMULATIVE
	Inception *	Ten Year	Five Year	Three Year	One Year
Auxier Focus Fund Investor Class Shares	226.30%	76.85%	52.84%	13.53%	7.09%
S&P 500 Index	122.92%	95.72%	98.18%	29.05%	11.96%
* Fund inception: July 9, 1999

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's Investor Class Share's annual operating expense ratio (gross) is 1.10%. The Fund's adviser has contractually agreed to waive a portion of its fee and/or reimburse Fund expenses to limit Total Annual Operating Expenses at 0.98%, which is in effect until October 31, 2017. Other share classes may vary. The Fund charges a 2.0% redemption fee on shares redeemed within 180 days of purchase.  For the most recent month-end performance, please call (877)328-9437 or visit the Advisor's website at www.auxierasset.com. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

1

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2016

Portfolio Highlights
Auxier Focus Fund's Investor shares returned 2.14% for the fourth quarter vs. 3.82% for the S&P 500 index. For the year, Auxier Focus Fund returned 7.09% vs. 11.96% for S&P 500. The stock portion returned 8%. As of year-end 2016, a hypothetical $10,000 investment in the Fund since inception has grown to $32,634 vs. $22,433 for the S&P 500. It's worth noting that the Fund was launched in 1999, the last leg of a long bull market in stocks whose aggregate value totaled over 145% of GDP, a historic peak. Our results were achieved with far less exposure to risks inherent in the market. And 100% of the fund manager's retirement skin is committed. The Fund has a wide, flexible investment mandate to maintain high compounding returns and protect capital during difficult markets. This past year, the Fund had approximately 78% in domestic stocks, 11% in foreign, with the balance in cash and "workouts" or market agnostic positions with a timetable. Results were hurt by multinationals and foreign holdings whose profits suffered not so much from poor fundamentals, but from an exceptionally strong dollar. This was especially painful in the UK, where export companies did well but the pound suffered a steep 16% loss against the US dollar. In contrast, banks and other financial intermediaries rallied in response to post-election prospects for Trump's pro-business agenda. Bank of New York was up over 19% for the quarter, Bank of America gained over 40%, and Central Pacific was up 25%. Reason: anticipation of a steeper yield curve improves net interest margins together with higher returns on cash balances. Health insurers UnitedHealth and Anthem rang up gains near 15%. The devastation from Hurricane Matthew boosted insurance premium pricing, helping Berkshire Hathaway and Travelers.

Grocery store operator Kroger rebounded 16% as grocery prices now offer consumers tremendous bargains compared with other food choices. We have continued to see one of the steepest corrections in food prices since 1960. Chemical names like Celanese, Dow and Dupont were strong in sync with the Trump Bump and lower prices for natural gas feedstocks. The farm economy, however, is suffering one of the worst downturns since the 1980s.  Mounting supply gluts are compounded by the dollar's appreciation, making US products more expensive on the global market. On the downside, defensive food and beverage stocks slumped, with Molson Coors down 11% and Unilever sliding 10%. Investors switched post-election from stocks that do well in deflationary, low-growth times to those that excel in a reflationary, pro-growth setting based on the assumption that all of Trump's initiatives will sail through without a challenge. We still see a deeply divided country where gridlock could slow the pace of change.

Uncertainty over the Affordable Care Act's future, together with President Trump's warning about high drug prices, led to declines for quality medical services companies like Becton Dickinson, Merck and Johnson & Johnson. Medical devices companies Zimmer and Medtronic were especially weak. Zimmer is the low-cost provider of hip and knee implants whose demand peaks at age 68—about the average age of baby boomers today. The stock dropped to 12 times earnings during the quarter, an enticing 35% discount to the market's multiple, plus an enormous free cash flow yield. Demographic trends still provide strong demand for healthcare goods and services. Companies that are innovative and provide value through research should prosper. Negative political headlines are leading to attractive long-term values among healthcare stocks, especially in biotech, medicine and neuroscience, as key technologies are information enabled. A good example is Cerner, which is a leader in digitizing medical records. And there's the prospect of a post-election FDA moving safe compounds much faster to the market in the next few years, spawning even more innovation and the potential for value enhancing spinoffs.

2016 will go down as a year that defied the experts. First was Great Britain voting to leave the European Union. Brexit was an event politicians and pollsters missed badly. This was followed by dour predictions of a deep recession. What actually happened? Britain finished the year with stronger growth than any country in the G-7. Then the so-called experts were stunned by Trump's victory, with some Wall Street pundits predicting 10% to 20% market declines. It reinforces the lesson I learned when analyzing Enron after it had purchased our local utility Portland General Electric in 1997. We analyzed the books and discovered enormous debts not listed on its balance sheet. About the same time, around February 2001, Fortune magazine had Enron on its cover touting "best practices in the utility industry." Wall Street had the same optimistic opinion. We checked with eight brokerages, and all had strong buys on the stock. We kept digging and decided the excessive borrowed money threatened Enron's solvency in a downturn.  We sold the stock several times around $80 and, within the next 18 months, it dropped to zero in bankruptcy. This despite the strong consensus of "experts" on the merits of the

2

AUXIER FOCUS FUND A MESSAGE TO OUR SHAREHOLDERS DECEMBER 31, 2016

company and leadership.  Having the humility to do the homework every day is crucial. Nailing down facts and fundamentals not only helps us avoid losses that interrupt the compounding process, but also stand firm when a solid business is temporarily out of investing fashion.

We have had an earnings recession for the past six quarters. Stock price gains for most companies have far exceeded the growth in underlying business value. Massive share buybacks and historic low interest rates have acted as a buffer. The digital transformation of business is spawning disruption in many industries. Shopping malls are getting crushed by consumers' switch to buying online, particularly on their cell phones. Advertisers are losing out to Facebook and Google as video use is exploding. Small corporate teams armed with data are making rapid advances against old-line and entrenched franchises. We continue to seek out businesses blessed with ethical management who can survive, thrive and endure through such challenges.  Factoring in Trump's proposed tax cuts, we can see S&P 500 earnings for 2017 possibly improving by as much as 10%. A repatriation of nearly $2.5 trillion sitting abroad would be a positive for the supply/demand for US stocks. Deregulation has historically been good for small businesses, which have been an important generator of new jobs. Easing regulations in the banking industry could unleash more lending and potentially greater "velocity of money," fueling higher inflation. The negative of higher inflation is the compression of price earnings multiples.

On a positive note, three billion new minds will join the global economy in the next six years estimates Peter Diamandis, co-founder of Silicon Valley think tank Singularity University. This could lead to a new population of consumers and a further explosion of innovation. Ten years ago, we had 500 million internet-connected devices. Today there are eight billion. By 2020 there will be 50 billion. With the pace of change accelerating exponentially, an active, voracious research effort has never been more important to maintain high compounded returns in today's markets.

We appreciate your trust.

Jeff Auxier

Fund returns (i) assume the reinvestment of all dividends and capital gain distributions and (ii) would have been lower during the period if certain fees and expenses had not been waived.  Performance shown is for the Fund's Investor Class shares; returns for other share classes will vary.   Performance for Investor Class shares for periods prior to December 10, 2004 reflects performance of the applicable share class of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund").  Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.  The performance of the Fund's Investor Class shares for the period prior to December 10, 2004 reflects the expenses of the Predecessor Fund.

An investment in the Fund is subject to risk including the possible loss of principal amount invested. The Fund may invest in value and/or growth stocks. Investments in value stocks are subject to risk that their intrinsic value may never be realized and investments in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. In addition, the Fund may invest in mid-sized companies which generally carry greater risk than is customarily associated with larger companies. Moreover, if the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. An increase in interest rates typically causes a fall in the value of a debt security (Fixed-Income Securities Risk) with corresponding changes to the Fund's value.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on 500 widely held common stocks. One cannot invest directly in an index or average.

The views in this shareholder letter were those of the Fund Manager as of the letter's publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter.  These views are intended to assist readers in understanding the Fund's investment methodology and do not constitute investment advice.

3

AUXIER FOCUS FUND PERFORMANCE CHART AND ANALYSIS DECEMBER 31, 2016

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Fund compared with the performance of the benchmark, the S&P 500 Index ("S&P 500"), over the past ten fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the Fund's classes includes the maximum sales charge of 5.75% (A Shares only) and operating expenses that reduce returns, while the total return of the S&P 500 does not include the effect of sales charges and expenses. A Shares are subject to a 1.00% contingent deferred sales charge on shares purchased without an initial sales charge and redeemed less than one year after purchase. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the website of the Fund's investment adviser at www.auxierasset.com or call (877) 328-9437. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares, A Shares and Institutional Shares are 1.10%, 1.41% and 1.11%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or to reimburse Fund expenses to limit Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) to 0.98%, 1.25% and 0.80% for Investor Shares, A Shares and Institutional Shares, respectively through October 31, 2017. Shares redeemed or exchanged within 180 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Performance for Investor Shares for periods prior to December 10, 2004, reflects performance and expenses of Auxier Focus Fund, a series of Unified Series Trust (the "Predecessor Fund"). Prior to January 3, 2003, the Predecessor Fund was a series of Ameriprime Funds.

4

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2016

Shares	Security Description	Value

Common Stock - 92.3%
Communications - 3.2%
286,525	America Movil SAB de CV, ADR	$3,601,619
23,159	Cisco Systems, Inc.	699,865
234,738	Telefonica SA, ADR	2,159,590
125	The Walt Disney Co.	13,028
37,860	Twenty-First Century Fox, Inc., Class A	1,061,594
11,845	Viacom, Inc., Class B	415,759
		7,951,455
Consumer Discretionary - 7.7%
39,421	Apollo Education Group, Inc., Class A (a)	390,268
18,000	Arcos Dorados Holdings, Inc., Class A (a)	97,200
119	Charter Communications, Inc., Class A (a)	34,262
37,860	Comcast Corp., Class A	2,614,233
15,975	CST Brands, Inc.	769,196
9,990	CVS Health Corp.	788,311
113,377	Discovery Communications, Inc., Class A (a)	3,107,664
4,641	Discovery Communications, Inc., Class C (a)	124,286
16,250	General Motors Co.	566,150
67,162	H&R Block, Inc.	1,544,054
200,905	Lincoln Educational Services Corp. (a)	385,738
18,550	Lowe's Cos., Inc.	1,319,276
7,656	McDonald's Corp.	931,888
2,100	Michael Kors Holdings, Ltd. (a)	90,258
5,610	Red Robin Gourmet Burgers, Inc. (a)	316,404
3,250	Sally Beauty Holdings, Inc. (a)	85,865
1,176	The Andersons, Inc.	52,567
4,725	The Home Depot, Inc.	633,528
12,650	Time Warner, Inc.	1,221,105
28,135	Vitamin Shoppe, Inc. (a)	668,206
45,550	Wal-Mart Stores, Inc.	3,148,416
7,050	Yum China Holdings, Inc. (a)	184,146
7,050	Yum! Brands, Inc.	446,477
		19,519,498
Consumer Staples - 23.2%
62,500	Altria Group, Inc.	4,226,250
15,100	British American Tobacco PLC, ADR	1,701,317
6,651	Cal-Maine Foods, Inc.	293,808
13,200	Coca-Cola HBC AG, ADR (a)	287,892
46,135	Conagra Brands, Inc.	1,824,639
8,785	Diageo PLC, ADR	913,113
30,050	Dr. Pepper Snapple Group, Inc.	2,724,633
20,100	Kelly Services, Inc., Class A	460,692
15,378	Lamb Weston Holdings, Inc., Class A (a)	582,057
65,077	Molson Coors Brewing Co., Class B	6,332,643
36,300	Monster Beverage Corp. (a)	1,609,542
90,660	PepsiCo, Inc.	9,485,756
82,520	Philip Morris International, Inc.	7,549,755
409,921	Tesco PLC, ADR (a)	3,111,300
64,300	The Coca-Cola Co.	2,665,878
2,845	The J.M. Smucker Co.	364,331
203,368	The Kroger Co.	7,018,230
25,525	The Procter & Gamble Co.	2,146,142
82,720	The Western Union Co.	1,796,678
81,550	Unilever NV, ADR	3,348,443
		58,443,099
Energy - 3.7%
144,810	BP PLC, ADR	5,412,998
10,130	Chevron Corp.	1,192,301
15,600	ConocoPhillips	782,184
7,800	Phillips 66	673,998
19,100	Valero Energy Corp.	1,304,912
		9,366,393

Shares	Security Description	Value

Financials - 19.3%
44,370	Aflac, Inc.	$3,088,152
39,000	American International Group, Inc.	2,547,090
1,280	Ameriprise Financial, Inc.	142,003
213,649	Bank of America Corp.	4,721,643
16,415	Berkshire Hathaway, Inc., Class B (a)	2,675,317
69,374	Central Pacific Financial Corp.	2,179,731
24,375	Citigroup, Inc.	1,448,606
5,616	Colliers International Group, Inc.	206,388
132,268	Credit Suisse Group AG, ADR	1,892,755
5,616	FirstService Corp.	266,648
82,110	Franklin Resources, Inc.	3,249,914
32,900	Legg Mason, Inc.	984,039
6,525	Marsh & McLennan Cos., Inc.	441,025
59,500	MasterCard, Inc., Class A	6,143,375
1,100	PayPal Holdings, Inc. (a)	43,417
213,200	The Bank of New York Mellon Corp.	10,101,416
36,418	The Travelers Cos., Inc.	4,458,291
7,350	U.S. Bancorp	377,569
15,249	Unum Group	669,889
31,600	Visa, Inc., Class A	2,465,432
23,000	Waddell & Reed Financial, Inc., Class A	448,730
500	Wells Fargo & Co.	27,555
		48,578,985
Health Care - 22.7%
42,600	Abbott Laboratories	1,636,266
2,900	Alkermes PLC (a)	161,182
4,885	Allergan PLC (a)	1,025,899
22,591	Anthem, Inc.	3,247,908
17,200	Becton Dickinson and Co.	2,847,460
13,630	Biogen, Inc. (a)	3,865,195
55,424	Express Scripts Holding Co. (a)	3,812,617
1,155	Gilead Sciences, Inc.	82,710
28,000	GlaxoSmithKline PLC, ADR	1,078,280
59,240	Johnson & Johnson	6,825,041
1,100	Laboratory Corp. of America Holdings (a)	141,218
95,003	Medtronic PLC	6,767,064
105,169	Merck & Co., Inc.	6,191,299
13,582	Pfizer, Inc.	441,143
36,097	Quest Diagnostics, Inc.	3,317,314
1,303	Shire PLC, ADR	222,005
10,280	St. Jude Medical, Inc.	824,353
60,674	UnitedHealth Group, Inc.	9,710,267
47,400	Zimmer Biomet Holdings, Inc.	4,891,680
		57,088,901
Industrials - 3.8%
750	AGCO Corp.	43,395
231,341	Corning, Inc.	5,614,646
85,963	Manitex International, Inc. (a)	589,706
12,500	Raytheon Co.	1,775,000
8,575	Textainer Group Holdings, Ltd.	63,884
2,550	The Boeing Co.	396,984
8,515	United Parcel Service, Inc., Class B	976,160
		9,459,775
Information Technology - 4.7%
9,450	Cerner Corp. (a)	447,647
14,675	Cognizant Technology Solutions Corp., Class A (a)	822,240
10,275	Intel Corp.	372,674
115,147	Microsoft Corp.	7,155,235
82,320	Oracle Corp.	3,165,204
		11,963,000

See Notes to Financial Statements.	5

AUXIER FOCUS FUND SCHEDULE OF INVESTMENTS DECEMBER 31, 2016

Shares	Security Description	Value

Materials - 3.7%
14,225	Celanese Corp., Class A	$1,120,076
30,715	E.I. du Pont de Nemours & Co.	2,254,481
25,955	LyondellBasell Industries NV, Class A	2,226,420
47,350	The Dow Chemical Co.	2,709,367
32,055	The Mosaic Co.	940,173
		9,250,517
Telecommunications - 0.2%
7,335	Verizon Communications, Inc.	391,542

Transportation - 0.1%
3,160	Union Pacific Corp.	327,629

Total Common Stock (Cost $146,830,140)	232,340,794

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 0.3%
Corporate Non-Convertible Bonds - 0.3%
Energy - 0.0%
$18,000	Devon Energy Corp.	2.25%	12/15/18	$18,018

Financials - 0.3%
290,000	Bank of America Corp., Series K (callable at 100 beginning 05/15/18) (b)(c)	8.00	12/29/49	298,337
500,000	Bank of America Corp., Series M (callable at 100 beginning 01/30/18) (b)(c)	8.13	11/15/49	520,000
				818,337

Total Corporate Non-Convertible Bonds (Cost $801,805)	836,355

Total Investments - 92.6% (Cost $147,631,945)*	$233,177,149

Other Assets & Liabilities, Net – 7.4%	18,667,923
Net Assets – 100.0%	$251,845,072

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of December 31, 2016.
(c)	Perpetual maturity security.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$97,678,885
Gross Unrealized Depreciation	(12,133,681)
Net Unrealized Appreciation	$85,545,204

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Communications	$7,951,455	$-	$-	$7,951,455
Consumer Discretionary	19,519,498	-	-	19,519,498
Consumer Staples	58,443,099	-	-	58,443,099
Energy	9,366,393	-	-	9,366,393
Financials	48,578,985	-	-	48,578,985
Health Care	57,088,901	-	-	57,088,901
Industrials	9,459,775	-	-	9,459,775
Information Technology	11,963,000	-	-	11,963,000
Materials	9,250,517	-	-	9,250,517
Telecommunications	391,542	-	-	391,542
Transportation	327,629	-	-	327,629
Corporate Non-Convertible Bonds	-	836,355	-	836,355

Total Investments At Value	$232,340,794	$836,355	$-	$233,177,149

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended December 31, 2016.
AFA
PORTFOLIO HOLDINGS
% of Net Assets
Common Stock	92.3%
Corporate Non-Convertible Bonds	0.3%
Cash and Other Net Assets	7.4%
100.0%
AFA

See Notes to Financial Statements.	6

AUXIER FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2016

ASSETS
. Total investments, at value (Cost $147,631,945)	$233,177,149
Cash	18,705,309
Receivables:
Fund shares sold	61,952
Investment securities sold	129,407
Dividends and interest	455,774
Prepaid expenses	21,148
Total Assets	252,550,739

LIABILITIES
Payables:
Investment securities purchased	71,808
Fund shares redeemed	311,902
Distributions payable	122,313
Accrued Liabilities:
Investment adviser fees	144,925
Trustees' fees and expenses	322
Fund services fees	29,455
Other expenses	24,942
Total Liabilities	705,667

NET ASSETS	$251,845,072

COMPONENTS OF NET ASSETS
Paid-in capital	$165,719,301
Distributions in excess of net investment income	(21,741)
Accumulated net realized gain	602,308
Net unrealized appreciation	85,545,204
NET ASSETS	$251,845,072

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	9,900,231
A Shares	129,101
Institutional Shares	2,513,965

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
Investor Shares (based on net assets of $198,161,447)	$20.02
A Shares (based on net assets of $2,620,785)	$20.30
A Shares Maximum Public Offering Price Per Share (net asset value per share/(100%-5.75%))	$21.54
Institutional Shares (based on net assets of $51,062,840)	$20.31
*	Shares redeemed or exchanged within 180 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	7

AUXIER FOCUS FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED DECEMBER 31, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $30,902) .	$2,676,999
Interest income	47,132
Total Investment Income	2,724,131
Adviser
EXPENSES
Investment adviser fees	1,175,516
Fund services fees	165,392
Transfer agent fees:
Investor Shares	33,917
A Shares	608
Institutional Shares	740
Distribution fees:
A Shares	3,245
Custodian fees	13,341
Registration fees:
Investor Shares	8,536
A Shares	2,189
Institutional Shares	7,643
Professional fees	24,646
Trustees' fees and expenses	9,315
Miscellaneous expenses	106,046
Total Expenses	1,551,134
Fees waived and expenses reimbursed	(217,839)
Net Expenses	1,333,295

NET INVESTMENT INCOME	1,390,836

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	1,324,563
Net change in unrealized appreciation (depreciation) on investments	8,193,473
NET REALIZED AND UNREALIZED GAIN	9,518,036
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,908,872

See Notes to Financial Statements.	8

AUXIER FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS

		June 30, 2017	#	42735 #	#	42551
			For the Six Months Ended December 31, 2016			For the Year Ended June 30, 2016
OPERATIONS					Shares		Shares
	Net investment income			$1,390,836		$2,831,673
	Net realized gain			1,324,563		9,730,243
	Net change in unrealized appreciation (depreciation)			8,193,473		(8,819,697)
Increase in Net Assets Resulting from Operations				10,908,872		3,742,219

DISTRIBUTIONS TO SHAREHOLDERS FROM
	Net investment income:
		Investor Shares		(2,228,585)		(2,248,905)
		A Shares		(18,288)		(22,824)
		Institutional Shares		(573,352)		(385,094)
	Net realized gain:
		Investor Shares		(3,141,650)		(9,632,084)
		A Shares		(41,172)		(170,302)
		Institutional Shares		(803,916)		(1,612,577)
Total Distributions to Shareholders				(6,806,963)		(14,071,786)

CAPITAL SHARE TRANSACTIONS
	Sale of shares:
		Investor Shares		8,428,959	418,901	20,810,841	1,061,055
		A Shares		47	3	11,861	568
		Institutional Shares		7,080,636	346,790	13,491,947	684,197
	Reinvestment of distributions:
		Investor Shares		5,165,360	255,391	11,337,657	585,561
		A Shares		59,012	2,879	172,938	8,861
		Institutional Shares		1,306,095	63,637	1,964,718	100,186
	Redemption of shares:
	1	Investor Shares		(22,700,473)	(1,129,714)	(50,933,072)	(2,604,822)
	2	A Shares		(188,262)	(9,362)	(2,827,075)	(142,309)
	3	Institutional Shares		(1,001,929)	(48,972)	(941,455)	(47,755)
	Redemption fees			5,833	-	11,282	-
Decrease in Net Assets from Capital Share Transactions				(1,844,722)	(100,447)	(6,900,358)	(354,458)
Increase (Decrease) in Net Assets				2,257,187		(17,229,925)

NET ASSETS
	Beginning of Period			249,587,885		266,817,810
	End of Period (Including line (a))			$251,845,072		$249,587,885
(a)	Undistributed (distributions in excess of) net investment income			$(21,741)		$1,407,648

See Notes to Financial Statements.	9

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Year Ended June 30,
INVESTOR SHARES	December 31, 2016		2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning
of Period	$19.69		$20.50	$20.75	$18.59	$16.49	$16.45
INVESTMENT OPERATIONS
Net investment income (a)	0.11		0.21	0.17	0.20	0.21	0.22
Net realized and unrealized gain	0.78		0.08	0.38	2.63	2.23	0.20 (b)
Total from Investment Operations	0.89		0.29	0.55	2.83	2.44	0.42
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.23)		(0.20)	(0.20)	(0.22)	(0.22)	(0.16)
Net realized gain	(0.33)		(0.90)	(0.60)	(0.45)	(0.12)	(0.23)
Total Distributions to Shareholders	(0.56)		(1.10)	(0.80)	(0.67)	(0.34)	(0.39)
REDEMPTION FEES (a)	—	(c)	— (c)	— (c)	— (c)	— (c)	0.01

NET ASSET VALUE, End of Period	$20.02		$19.69	$20.50	$20.75	$18.59	$16.49
TOTAL RETURN	4.48	%(d)	1.58%	2.69%	15.43%	15.06%	2.84%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$198,161	$203,921		$231,911	$285,094	$277,536	$243,366
Ratios to Average Net Assets:
Net investment income	1.07	%(e)	1.10%	0.83%	1.00%	1.22%	1.36%
Net expenses	1.08	%(e)	1.14%	1.24%	1.24%	1.25%	1.25%
Gross expenses (f)	1.22	%(e)	1.30%	1.27%	1.26%	1.28%	1.27%
PORTFOLIO TURNOVER RATE	3	%(d)	6%	4%	9%	11%	8%

(a)				Calculated based on average shares outstanding during each period.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	10

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Year Ended June 30,
A SHARES	December 31, 2016		2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning
of Period	$19.90		$20.64	$20.85	$18.63	$16.49	$16.45
INVESTMENT OPERATIONS
Net investment income (a)	0.09		0.19	0.18	0.20	0.21	0.22
Net realized and unrealized gain	0.78		0.09	0.36	2.64	2.24	0.21 (b)
Total from Investment Operations	0.87		0.28	0.54	2.84	2.45	0.43
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.14)		(0.12)	(0.15)	(0.17)	(0.19)	(0.16)
Net realized gain	(0.33)		(0.90)	(0.60)	(0.45)	(0.12)	(0.23)
Total Distributions to Shareholders	(0.47)		(1.02)	(0.75)	(0.62)	(0.31)	(0.39)
REDEMPTION FEES (a)	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)
NET ASSET VALUE, End of Period	$20.30		$19.90	$20.64	$20.85	$18.63	$16.49
TOTAL RETURN (d)	4.35	%(e)	1.49%	2.63%	15.45%	15.06%	2.84%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$2,621	$2,698		$5,541	$5,108	$2,158	$1,694
Ratios to Average Net Assets:
Net investment income	0.91	%(f)	0.94%	0.84%	1.02%	1.22%	1.39%
Net expenses	1.25	%(f)	1.25%	1.25%	1.25%	1.25%	1.25%
Gross expenses (g)	1.63	%(f)	1.61%	1.56%	1.62%	1.62%	1.52%
PORTFOLIO TURNOVER RATE	3	%(e)	6%	4%	9%	11%	8%

(a)				Calculated based on average shares outstanding during each period.
(b)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(c)				Less than $0.01 per share.
(d)				Total Return does not include the effect of front end sales charge or contingent deferred sales charge.
(e)				Not annualized.
(f)				Annualized.
(g)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	11

AUXIER FOCUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Year Ended June 30,				May 9, 2012 (a) through
INSTITUTIONAL SHARES	December 31, 2016		2016	2015	2014	2013	June 30, 2012
NET ASSET VALUE, Beginning
of Period	$19.96		$20.74	$20.91	$18.66	$16.50	$16.27
INVESTMENT OPERATIONS
Net investment income (b)	0.13		0.25	0.24	0.25	0.26	0.04
Net realized and unrealized gain	0.78		0.08	0.36	2.64	2.22	0.19
Total from Investment Operations	0.91		0.33	0.60	2.89	2.48	0.23
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.23)		(0.21)	(0.17)	(0.19)	(0.20)	—
Net realized gain	(0.33)		(0.90)	(0.60)	(0.45)	(0.12)	—
Total Distributions to Shareholders	(0.56)		(1.11)	(0.77)	(0.64)	(0.32)	—
REDEMPTION FEES (b)	—	(c)	— (c)	— (c)	— (c)	— (c)	—	(c)
NET ASSET VALUE, End of Period	$20.31		$19.96	$20.74	$20.91	$18.66	$16.50
TOTAL RETURN	4.53	%(d)	1.74%	2.93%	15.73%	15.28%	1.41	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$51,063	$42,969		$29,366	$8,001	$5,313	$1,230
Ratios to Average Net Assets:
Net investment income	1.25	%(e)	1.27%	1.13%	1.25%	1.48%	1.62	%(e)
Net expenses	0.93	%(e)	1.00%	1.00%	1.00%	1.00%	1.10	%(e)
Gross expenses (f)	1.23	%(e)	1.31%	1.36%	1.47%	1.55%	1.50	%(e)
PORTFOLIO TURNOVER RATE	3	%(d)	6%	4%	9%	11%	8	%(d)

(a)				Commencement of operations.
(b)				Calculated based on average shares outstanding during each period.
(c)				Less than $0.01 per share.
(d)				Not annualized.
(e)				Annualized.
(f)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016

Note 1. Organization
The Auxier Focus Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.
The Fund currently offers three classes of shares: Investor Shares, A Shares and Institutional Shares. A Shares are offered at net asset value plus a maximum sales charge of 5.75%. A Shares are also subject to contingent deferred sales charge ("CDSC") of 1.00% on purchases without an initial sales charge and redeemed less than one year after they are purchased. Investor Shares and Institutional Shares are not subject to a sales charge. Investor Shares, A Shares and Institutional Shares commenced operations on July 9, 1999, July 8, 2005 and May 9, 2012, respectively. The Fund's investment objective is to provide long-term capital appreciation.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of non-exchange-tradedopen-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Fund believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser, as defined in Note 4, to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.
The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

13

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016

Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of December 31, 2016, for the Fund's investments is included at the end of the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
The Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.
Redemption Fees – A shareholder who redeems shares within 180 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.
14

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes the Fund may concentrate cash with the Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of December 31, 2016, the Fund held $18,455,309 as cash reserves at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Auxier Asset Management LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.80% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Fund has adopted a Distribution Plan (the "Plan") for A Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of A Shares. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.
For the period ended December 31, 2016, there were no front-end sales charges assessed on the sale of A Shares and no contingent deferred sales charges were assessed on the sale of A Shares.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman). The Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 5. Expense Reimbursements and Fees Waived
The Adviser has contractually agreed to waive a portion of its fees and reimburse expenses through October 31, 2017, to the extent necessary to maintain the total operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend expenses on short sales, and extraordinary expenses) at 0.98%, 1.25% and 0.80% of average daily net assets of the Investor Shares, A Shares and Institutional Shares respectively. These contractual waivers may only be raised or eliminated with consent of the Board. Other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary reductions may be reduced or eliminated at any time. For the period ended December 31, 2016, fees waived and expenses reimbursed were as follows:

15

AUXIER FOCUS FUND NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2016

Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived
$141,191	$43,795	$32,853	$217,839

Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended December 31, 2016, were $6,846,287 and $7,875,556, respectively.
Note 7. Federal Income Tax
As of June 30, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$1,794,306
Undistributed Long-Term Gain	2,895,797
Unrealized Appreciation	77,333,759
Total	$82,023,862

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.
Note 8. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Fund's financial statements and related disclosures.
Note 9. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.
16

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2016

Investment Advisory Agreement Approval

At the December 9, 2016 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services
Based on written materials received, a presentation from a senior representative of the Adviser, a discussion with the Adviser about the Adviser's personnel, operations and financial condition, and a discussion with the Trust's Chief Compliance Officer about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the portfolio manager and the capability and integrity of the Adviser's senior management and staff.

The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representations that the firm is in stable financial condition, that the firm is able to meet expense reimbursement obligations, and that the firm has the operational capability and the necessary staffing and experience to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Performance
In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark. The Board observed that the Fund underperformed the S&P 500 Index, the Fund's primary benchmark index, for the one-, three-, five- and 10-year periods ended September 30, 2016, but had outperformed the benchmark since the Fund's inception on July 9, 1999. The Board also considered the Fund's performance relative to an independent peer group of funds identified by Broadridge Financial Solutions, Inc. ("Broadridge") believed to have characteristics similar to those of the Fund. The Board observed that the Fund underperformed the median of its Broadridge peer group for the one- and three-year periods ended September 30, 2016. The Board noted the Adviser's representation that the Fund's conservative investment approach is countercyclical, designed to outperform the index in declining markets and lag or achieve parity with the index in rising markets. The Board also noted the Adviser's representation that the Fund seeks capital appreciation over the long-term and that the Fund had outperformed its benchmark since its inception on both a cumulative and average annual basis. Based on the Adviser's investment style and the foregoing performance information, the Board determined that the Fund and its shareholders could expect to benefit from the Adviser's management under the Advisory Agreement.

Compensation
The Board evaluated the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the relevant Broadridge peer group of the Fund. The Board noted that the Adviser's actual advisory fee rate and actual total expenses were each higher than the median of its Broadridge peer group. The Board also considered that it had recently approved a reduction in the advisory fee charged to the

17

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2016

Fund, as well as a reduction in the expense cap for certain share classes of the Fund, as proposed by the Adviser. Based on the foregoing, the Board concluded that the Adviser's advisory fee rate charged to the Fund was reasonable.

Cost of Services and Profitability
The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser's resources devoted to the Fund, as well as the Adviser's discussion of the costs and profitability of its Fund activities. The Board noted the Adviser's representation that the profit margin was reasonable in light of the services provided to the Fund and its shareholders and in consideration of the importance of the Adviser's long-term financial stability. The Board also noted the Adviser's representation that it continued to subsidize the Fund to ensure that the expenses of the Fund remained at a competitive level. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of the Fund were reasonable in the context of all factors considered.

Economies of Scale
The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board noted the Adviser's representation that the Fund could benefit from economies of scale at higher asset levels, but that the Adviser had not identified economies of scale at current asset levels that would warrant proposing breakpoints in fees at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the continuation of the Advisory Agreement.

Other Benefits
The Board noted the Adviser's representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.

Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (877) 328-9437, on the Fund's website at www.auxierasset.com and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 328-9437 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees, and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of
18

AUXIER FOCUS FUND ADDITIONAL INFORMATION DECEMBER 31, 2016
investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016, through December 31, 2016.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments on certain classes, redemption fees, exchange fees, and CDSC fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2016	December 31, 2016	Period*	Ratio*
Investor Shares
Actual	$1,000.00	$1,044.80	$5.57	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50	1.08%
A Shares
Actual	$1,000.00	$1,043.54	$6.44	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Shares
Actual	$1,000.00	$1,045.29	$4.79	0.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74	0.93%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365 to reflect the half-year period.

19

Auxier Focus Fund

FOR MORE INFORMATION
P.O. Box 588
Portland, Maine 04112
(877) 3AUXIER
(877) 328-9437

INVESTMENT ADVISER
Auxier Asset Management LLC
15668 NE Eilers Road
Aurora, Oregon 97002

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

204-SAR-1216

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Not applicable).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	February 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date:	February 15, 2017

By:	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date:	February 15, 2017